CONFIDENTIAL
Exhibit 10.18(g)
AMENDMENT Nº 7 TO LETTER OF AGREEMENT DCT-026/2003
This Amendment No. 7 to Letter of Agreement DCT-026/2003, dated as of February 17, 2009 (“Amendment 7”) relates to Letter Agreement DCT-026/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 7 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 7 sets forth the further agreement between Embraer and Buyer relative to a new Article 12 to be added to the Letter Agreement. All capitalized terms used in this Amendment 7 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 7, the Letter Agreement and the Purchase Agreement, the terms of this Amendment 7 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Certain [***]
A new Article 12 shall be added to the Letter Agreement as follows:
[***]
All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 7, shall remain in full force and effect without any change.
[Signature page follows]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT Nº 7 TO LETTER OF AGREEMENT DCT-026/2003
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 7 to the Letter Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By :	/s/ Artur Cotinho	By :	/s/ Mark D. Powers

Name :	Artur Cotinho	Name :	Mark D. Powers
Title :	Executive Vice President Industrial Operations	Title :	SVP Treasurer

By :	/s/ Eduardo Munhos de Campos

Name :	Eduardo Munhos de Campos
Title :	Vice President Contracts Airline Market

Date:	2/17/09	Date:	2/17/09
Place :	Sao Jose Dos Campos	Place :	New York

Witness:	/s/ Sandra Boelter de Bastos	Witness:	/s/ Ryan Schroeder

Name :	Sandra Boelter de Bastos	Name :	Ryan Schroeder

Amendment Nº 7 to the LOA DCT-026/2003 COM0042-09	Page 2 of 2